                             POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Leland Tollett and/or Gerald Johnston, severally, his true and lawful attorney in fact and agent with full powers of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign a registration statement on Form S-3, and any or all amendments or supplements thereto, to be filed by Tyson Foods, Inc. with respect to the shelf registration of up to $500,000,000 of debt securities, and to file same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent, full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.



/s/ Shelby D. Massey       Director              March 18, 1995
- --------------------
Shelby D. Massey

                             POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Leland Tollett and/or Gerald Johnston, severally, his true and lawful attorney in fact and agent with full powers of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign a registration statement on Form S-3, and any or all amendments or supplements thereto, to be filed by Tyson Foods, Inc. with respect to the shelf registration of up to $500,000,000 of debt securities, and to file same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent, full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.



/s/ Joe F. Starr       Director                  March 22, 1995
- ----------------
Joe F. Starr

                             POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Leland Tollett and/or Gerald Johnston, severally, his true and lawful attorney in fact and agent with full powers of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign a registration statement on Form S-3, and any or all amendments or supplements thereto, to be filed by Tyson Foods, Inc. with respect to the shelf registration of up to $500,000,000 of debt securities, and to file same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent, full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.



/s/ Neely Cassady       Director                 March 17, 1995
- -----------------
Neely Cassady

                             POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Leland Tollett and/or Gerald Johnston, severally, his true and lawful attorney in fact and agent with full powers of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign a registration statement on Form S-3, and any or all amendments or supplements thereto, to be filed by Tyson Foods, Inc. with respect to the shelf registration of up to $500,000,000 of debt securities, and to file same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent, full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.



/s/ Fred S. Vorsanger       Director             March 20, 1995
- ---------------------
Fred S. Vorsanger

                             POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Leland Tollett and/or Gerald Johnston, severally, her true and lawful attorney in fact and agent with full powers of substitution and resubstitution for her and in her name, place and stead, in any and all capacities to sign a registration statement on Form S-3, and any or all amendments or supplements thereto, to be filed by Tyson Foods, Inc. with respect to the shelf registration of up to $500,000,000 of debt securities, and to file same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent, full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.



/s/ Barbara Tyson       Director                 March 16, 1995
- -----------------
Barbara Tyson

                             POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Leland Tollett and/or Gerald Johnston, severally, his true and lawful attorney in fact and agent with full powers of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign a registration statement on Form S-3, and any or all amendments or supplements thereto, to be filed by Tyson Foods, Inc. with respect to the shelf registration of up to $500,000,000 of debt securities, and to file same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent, full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.



/s/ Lloyd V. Hackley       Director              March 19, 1995
- --------------------
Lloyd V. Hackley

                             POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Leland Tollett and/or Gerald Johnston, severally, his true and lawful attorney in fact and agent with full powers of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign a registration statement on Form S-3, and any or all amendments or supplements thereto, to be filed by Tyson Foods, Inc. with respect to the shelf registration of up to $500,000,000 of debt securities, and to file same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent, full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.



/s/ Leland Tollett       Director                March 15, 1995
- ------------------
Leland Tollett

                             POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Leland Tollett and/or Gerald Johnston, severally, his true and lawful attorney in fact and agent with full powers of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign a registration statement on Form S-3, and any or all amendments or supplements thereto, to be filed by Tyson Foods, Inc. with respect to the shelf registration of up to $500,000,000 of debt securities, and to file same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent, full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.



/s/ Donald J. Tyson       Director               March 22, 1995
- -------------------
Donald J. Tyson

                             POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Leland Tollett and/or Gerald Johnston, severally, his true and lawful attorney in fact and agent with full powers of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign a registration statement on Form S-3, and any or all amendments or supplements thereto, to be filed by Tyson Foods, Inc. with respect to the shelf registration of up to $500,000,000 of debt securities, and to file same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent, full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.



/s/ John H. Tyson       Director                 March 16, 1995
- -----------------
John H. Tyson

                             POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Leland Tollett and/or Gerald Johnston, severally, his true and lawful attorney in fact and agent with full powers of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign a registration statement on Form S-3, and any or all amendments or supplements thereto, to be filed by Tyson Foods, Inc. with respect to the shelf registration of up to $500,000,000 of debt securities, and to file same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent, full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.



/s/ Donald E. Wray       Director                March 16, 1995
- ------------------
Donald E. Wray